UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2024 (February 6, 2024)

Date of Report (Date of earliest event reported)

Reaves Utility Income Fund

(Exact name of registrant as specified in its charter)

Delaware	811-21432	20-0223928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1850 Denver, CO	80290
(Address of principal executive offices)	(Zip Code)

800-644-5571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	UTG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

Amendments to the Distribution and Sub-Placement Agent Agreements

On February 6, 2024, Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”) amended (the “Distribution Agreement Amendment”) its distribution agreement (the “Distribution Agreement”), originally entered into on September 19, 2022, with Paralel Distributors LLC (“Paralel Distributors”). The Distribution Agreement Amendment revised the terms of the Distribution Agreement to increase the maximum number of common shares of beneficial interest, no par value (“Common Shares”), that may be offered and sold by the Fund from time to time through Paralel Distributors in transactions deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933, as amended, from 8,000,000 to 16,065,000 Common Shares (the “Offering”).

The Offering is made pursuant a prospectus supplement, dated February 6, 2024 and the accompanying prospectus, dated November 24, 2021, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-261328) previously filed with the Securities and Exchange Commission (the “Registration Statement”). Under the Investment Company Act of 1940, as amended, the Fund may not sell any Common Shares at a price below the current net asset value of such common shares, exclusive of any distributing commission or discount.

Under the Distribution Agreement, Paralel Distributors may enter into sub-placement agent agreements with one or more selected dealers. Paralel Distributors had entered into a sub-placement agent agreement, originally dated September 19, 2022 (the “Sub-Placement Agent Agreement”), with UBS Securities LLC, relating to the Common Shares to be offered under the Distribution Agreement. In conjunction with the Distribution Amendment, on February 6, 2024, a corresponding amendment (the “SPAA Amendment”) was made to the Sub-Placement Agent Agreement to reflect the updated offering amount of 16,065,000 Common Shares under the Distribution Agreement.

The foregoing descriptions of the Distribution Agreement Amendment and the SPAA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Distribution Agreement Amendment filed with this report as Exhibit 1.1 and incorporated herein by reference, and the full text of the SPAA Amendment filed with this report as Exhibit 1.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Amendment No. 1 to Distribution Agreement between the Fund and Paralel Distributors LLC, dated February 6, 2024

1.2	Amendment No. 1 Sub-Placement Agent Agreement between Paralel Distributors LLC and UBS Securities LLC, dated February 6, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024	By:	/s/ Joseph Rhame III
Joseph Rhame III
President